EXHIBIT 4.1


        COMMON                                                  COMMON
-----------------------                                 ------------------------
NUMBER                                                          SHARES

TNX

-----------------------                                 ------------------------


                                   [TNX LOGO]

                         TNX TELEVISION HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP   87260Y  107

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THIS CERTIFIES THAT

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

IS THE OWNER OF

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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
$.001 EACH OF

                         TNX TELEVISION HOLDINGS, INC.

(hereinafter called the "Company"), transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificae of Incorporation, and the By-Laws of the Company, (copies of which are of file and available at the offices of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents.

This certificate is not valid unless counter signed and registered by the Transfer Agent and Registrar.

WITNESS the facsimile or seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

/s/ David N. Shevrin     [SEAL OF TNX TELEVISION        /s/ Irwin L. Gross
                             HOLDINGS, INC.]
SECRETARY                                               PRESIDENT




Countersigned and Registered
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (New York, NY)         Transfer Agent
                                           and Registrar
By


                                    Authorized Signature


--------------------------------------------------------        --------------------------------------------------------
              AMERICAN BANK NOTE COMPANY                         PRODUCTION COORDINATOR VERONICA GLIATTI: 931-490-1720
                 711 ARMSTRONG LANE                                            PROOF OF FEBRUARY 13, 2004
              COLUMBIA, TENNESSEE 38401                                       TNX TELEVISION HOLDINGS, INC.
                  (931) 388-3003                                                    TSB 14816 FACE
--------------------------------------------------------        --------------------------------------------------------
     SALES:  J. NAPOLITANO: 212-269-0339 x 14                                  OPERATOR:          TERESA
--------------------------------------------------------        --------------------------------------------------------
 / ETHER 13 / LIVE JOBS T / TNX TELEVISION / 14816 FACE                                    NEW
--------------------------------------------------------        --------------------------------------------------------

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